LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JUNE 15, 2015

TO THE PROSPECTUS OF

PERMAL ALTERNATIVE CORE FUND,

DATED MAY 1, 2015

The following text replaces the section of the fund’s Prospectus titled “More on fund management — Portfolio managers” only with respect to the members of the Permal Investment Committee:

The Permal Investment Committee is also involved in advising with respect to the top-down allocation of investments of the fund. Its members are listed below:

Isaac R. Souede, Chairman and Chief Investment Strategist, Permal Group

Isaac R. Souede is Chairman and Chief Investment Strategist for the Permal Group. He is also Director of Permal (PGI) LLC, a role he has held since April 1987. He was previously Chief Executive of the Group, and was appointed Chairman, Chief Executive Officer and Director of Permal Asset Management LLC. in April 2003, and Director of Permal Group Ltd. in July 2005. Mr. Souede serves as a Director of the Steinhardt Fund as well as other funds within the Permal Family of Funds. Mr. Souede holds an M.B.A. from the University of Michigan (1977) and a B.S. from the State University of New York at Stony Brook (1974). Mr. Souede was a licensed Certified Public Accountant in the State of New York.

Robert Kaplan, Co-Chief Investment Officer and Executive Vice President, Permal Group

Robert Kaplan is Co-Chief Investment Officer for the Permal Group, responsible for Permal Asset Management LLC asset allocation, performance monitoring and research, as well as being Chairman of the Investment Committee. He joined the Permal Group in 1996, focusing on the discovery and identification of independent, investment managers including the analysis of their styles and strategies. Before Permal Group, Mr. Kaplan was an audit manager at Ernst & Young in their financial services division. Mr. Kaplan holds an M.B.A. with honors from Columbia University in New York (2005) and a B.S. in accounting from the State University of New York at Albany (1988). Mr. Kaplan was a licensed Certified Public Accountant in the State of New York.

Clark Fenton, Co-Chief Investment Officer and Executive Vice President, Permal Group

Clark Fenton is Co-Chief Investment Officer for Permal Group, responsible for Permal Investment Management Services Limited asset allocation, performance monitoring and research, and is a member of the Investment Committee as well as sitting on the Executive Committee. Mr. Fenton joined Fauchier Partners in 2003. Previously, he was a Vice President at Morgan Stanley in New York. He worked on the Equity Arbitrage desk within Equity Derivatives, trading special situations with hedge fund clients. Prior to that, he managed the firm’s hedge fund lending risk within the Prime Brokerage division. Mr. Fenton began his career trading fixed income securities for Montgomery Securities in San Francisco. He has a B.A. from Georgetown University’s School of Foreign Service and an M.B.A. from the University of Michigan.

Javier F. Dyer, Senior Investment Officer and Deputy Chief Investment Officer, Permal Group

Javier F. Dyer is Deputy Chief Investment Officer and a lead Portfolio Manager, as well as Senior Investment Officer on the Investment Committee. He is responsible for a number of client accounts with credit/event driven mandates and a member of the portfolio management team. Responsibilities include quantitative and qualitative due diligence on prospective hedge fund managers, especially those who manage fixed income, event driven and credit related strategies. He has been with the Permal Group since 2003. From 1999 to 2001, Mr. Dyer was a credit analyst for Atlantic Security Bank (now known as Credicorp Securities Inc.) in Miami where he supervised $300 million in emerging markets and high yield debt securities. Prior to that time, Mr. Dyer was a credit analyst at Banco de Credito del Peru in Lima, Peru. Mr. Dyer holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania (2003). He also holds a B.S. in Business Administration with a major in finance from Universidad de Lima, Peru (1996).

Christopher Fawcett, Senior Investment Officer, Permal Group

Christopher Fawcett is Senior Investment Officer and is a member of the Investment Committee. He co-founded Fauchier Partners in 1994, having previously worked at Euris SA, a French investment holding company with substantial investments in private equity and hedge funds. Beforehand, he worked at Morgan Grenfell, Industrial Technology Securities (a venture capital company of which he was co-founder), and at the Dumenil Group. Mr. Fawcett is a former Director of the Hedge Funds Standard Board Ltd., was a Director of the Alternative Investment Management Association (AIMA) from 2000 to 2012 — Chairman from 2002 to 2008 — and was a Director of the CFA Society UK Ltd. from 2007 to 2011. Mr. Fawcett has an M.A. in Law from Oxford University, an M.B.A. with distinction from INSEAD, and is a qualified Chartered Accountant.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

PRML170188ST

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